SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                ____________________________


                          FORM 8-K

                       CURRENT REPORT

           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
                       ________________


      Date of Report (Date of earliest event reported):
                      February 10, 1997

                        Alpharma Inc.
                    _____________________


   (Exact name of registrant as specified in its charter)

        Delaware            1-8593            22-2095212

     ________             ______             __________
     (State or other      (Commission        (IRS Employer
     jurisdiction of      File Number)       Identification
     incorporation)                          No.)


       One Executive Drive, Fort Lee, New Jersey 07024
     ___________________________________________________
     (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code
                       (201) 947-7774
                    _____________________


                       Not Applicable
      ________________________________________________
      (Former name or former address, if changed since
                        last report)

Item 5.     Other Events

   On February 10, 1997, the registrant issued a Press Release announcing the execution of a subscription agreement under which A. L. Industrier AS will purchase 1,273,438 newly issued shares of Class B Common Stock and an intention to issue to all holders of Class A Common Stock certain special rights to purchase shares of Class A Common Stock. Attached as Exhibits to this report are the Press Release and the Stock Subscription Agreement referred to in the Press Release.

Item 7.     Financial Statements and Exhibits

(c)  Exhibits

10.  Stock   Subscription  and  Purchase   Agreement   dated
     February  10,  1997,  between  the  Company  and   A.L.
     Industrier AS.

28.    Press Release Dated February 10, 1997

Item   9.       Sales  of  Equity  Securities  Pursuant   to
Regulation S

   On February 10, 1997 the registrant entered into the subscription agreement referred to in Item 5 above for the issuance to A. L. Industrier AS, a Norwegian corporation with its principal offices in Oslo, Norway, 1,273,438 newly issued shares of the registrant's Class B Common Stock. The offer and sale of such shares is exempt from registration under the Securities Act of 1933 under Regulation S adopted pursuant to such Act. The shares of Class B Common Stock are convertible on a share for share basis into shares of the registrant's Class A Common Stock. The issuance of the shares is expected to be completed in the second half of
1997. Consideration for the Class B Common Stock is $20,807,976.92 payable in cash. No underwriter was involved in connection with the transaction.

                          SIGNATURE

     Pursuant to the requirements of the Securities Exchange
Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           Alpharma Inc.
                      _________________
                         Registrant




                           By:
                           ___________________________
                           Jeffrey E. Smith
                           Vice President, Finance and
                           Chief Financial Officer



Dated:   February 19, 1997

EXHIBIT 10
                                            Execution Counterpart


           STOCK SUBSCRIPTION AND PURCHASE AGREEMENT


     Stock Subscription and Purchase Agreement dated
February 10, 1997 by and between Alpharma Inc., a Delaware corporation, ("Alpharma") and A. L. Industrier AS, a
Norwegian corporation, ("Industrier").

     WHEREAS Alpharma currently has two classes of authorized and common stock, ("Common Stock") consisting of Class A Common Stock, $.20 par value per share, (of which
13,813,516 shares are currently outstanding) (the "Class A
Stock") and Class B Common Stock, $.20 par value per share,
(of which 8,226,562 shares are currently outstanding) (the
"Class B Stock"); and

     WHEREAS Industrier owns all of the outstanding Class B
Stock through its wholly-owned subsidiary, Wangs Fabrik AS
("Wangs"); and

     WHEREAS Alpharma desires to increase its equity base through the issuance of additional shares of Common Stock and the Board of Directors of Alpharma has approved the issuance of additional shares of Class B Stock to Industrier (or Wangs) on the terms set forth herein, including the issuance of rights to purchase additional Class A Stock to each holder of Class A Stock as provided in section 5 hereof (the "Rights"); and

     WHEREAS Industrier has agreed to make an additional investment in Alpharma by subscribing for and purchasing newly issued shares of Class B Stock on the terms set forth herein;

     NOW THEREFORE the parties agree as follows:

     1. Subscription for Class B Stock. Industrier hereby irrevocably subscribes for and agrees to purchase from Alpharma, and Alpharma hereby agrees to issue and sell to Industrier (or if designated by Industrier, Wangs), 1,273,438 shares of Class B Stock (the "New B Shares") for a subscription price per share of $16.34 being an aggregate subscription consideration of $20,807,976.92 (the "Subscription Consideration").

     2.     Payment of Subscription Consideration and
Issuance of New B. Shares.  Industrier shall pay the
Subscription Consideration by wire transfer to Alpharma's account at such bank as Alpharma may designate in United
States funds on the date on which the Rights shall expire
(the "Payment Date").  Upon receipt of the Subscription
Consideration, Alpharma shall issue the New B Shares duly registered in the name of Industrier (or Wangs) and shall deliver to Industrier (or Wangs) a validly executed certificate evidencing the New B Shares. Such certificate may contain appropriate legends to reflect applicable securities law limitations and the existing Control
Agreement, as amended, between Industrier and Alpharma.

     3.     Conditions to Purchase of Class B Stock.

          a. The obligation of Industrier to purchase the New B Shares as herein provided is subject only to the condition (which may be waived by Industrier) that Industrier shall receive a written legal opinion of Kirkland & Ellis dated as of the Payment Date stating that the New B Shares have been properly authorized and constitute duly issued and outstanding shares of Class B Stock with the rights, privileges and limitations set forth in Alpharma's Certificate of Incorporation, as amended;

          b. The obligation of Alpharma to issue the New B Shares as herein provided is subject only to the conditions (which may be waived by Alpharma) that (i) the Rights shall have been issued to holders of Class A Stock prior to the Payment Date, (ii) the issuance of the New B Shares shall have complied in all material respects with the Bylaws and Certificate of Incorporation, as amended, of Alpharma, the Delaware General Corporation Law and United States securities laws, and (iii) the shares of Class A stock issuable upon exercise of the Rights shall have been approved for listing, on a when-issued basis, on the New York Stock Exchange. Alpharma will use its reasonable best efforts to cause all conditions in this paragraph b. to be fulfilled.

          c. Industrier has received all information which it has requested regarding financial, operational, personnel and other developments relating to Alpharma, including copies of Alpharma's report on form 10-K for 1995 and its reports on form 10-Q for the fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996 and information regarding Alpharma's preliminary operating results for the fiscal quarter and year ended December 31, 1996, the impact of Alpharma's operating results on its existing credit agreements and its recent discussions regarding possible acquisitions and other corporate developments. Industrier acknowledges that its subscription for New B Shares hereunder is unconditional and irrevocable (except as provided in section 3(a) above) and shall not be affected in any way by any financial, operational, personnel or other development (whether favorable or unfavorable) affecting or threatening to affect Alpharma. Industrier further acknowledges that certain information provided to Industrier regarding Alpharma is confidential and that through certain common officers and/or directors Industrier has received or may in the future receive confidential information relating to Alpharma, and Industrier hereby agrees to keep all such information confidential and to use reasonable effort to cause each officer, director and employee of Industrier to keep such information confidential.

     4.     Representations and Warranties

          a. Industrier hereby represents and warrants to Alpharma that (i) this agreement has been duly authorized, executed and delivered on behalf of Industrier and is a valid and binding agreement of Industrier, enforceable in accordance with its terms, and (ii)
Industrier (or Wangs) will acquire the New B Shares for investment and without any intent to distribute or resell any of such shares

          b. Alpharma hereby represents and warrants to Industrier that (i) this agreement has been duly authorized, executed and delivered on behalf of Alpharma and is a valid and binding agreement of Alpharma, enforceable in accordance with its terms; (ii) the New B Shares have been duly authorized and, when issued to Industrier as herein provided, will be validly issued and the issuance thereof will not violate any preemptive right of any holder of Class A Stock or Class B Stock; (iii) the execution and delivery of this agreement by Alpharma and its performance of its obligations hereunder will not breach, violate or cause a default under any agreement or commitment binding on Alpharma or Alpharma's Bylaws or Certificate of Incorporation as amended; and (iv) the New B Shares will be entitled and subject to the rights, privileges and limitations set forth in Alpharma's Certificate of Incorporation, as amended.

     5. Rights Issuance. Industrier acknowledges that Alpharma intends to distribute to the holders of its outstanding Class A Stock on or about April 15, 1997 certain transferable Rights entitling such holders to purchase shares of Class A Stock at $16.34 per share on or before November 30, 1997. Each holder will receive the right to purchase approximately .16 share of Class A Stock for each share of Class A Stock held by such holder on the record date for such distribution. The Rights and the Class A Stock issuable on exercise thereof are required to be registered under the Securities Act of 1933 and are intended to be listed for trading on the New York Stock Exchange. Alpharma intends to take such actions as are appropriate to effect such registration and listing and may make such changes in the terms of the Rights as the Board of Directors determines are appropriate to effect such registration and listing, comply with applicable law and otherwise carry out the intent and purpose of such Rights distribution. Industrier agrees to the issuance of such Rights and hereby waives any right to receive Rights or any similar right to purchase Common Stock of the Company which it may have under Alpharma's Certificate of Incorporation as a result of the Rights distribution provided for herein.

     6.     Registration Rights.  Subject to the
aforementioned Control Agreement, Alpharma agrees that Industrier (or Wangs) as holder of the New B Shares shall be entitled to cause Alpharma at any time after the second anniversary of the Payment Date to register under the Securities Act of 1933, as amended, any of the Class B Stock owned by Industrier or its subsidiaries (or any Class A Stock) into which such Class B Stock is convertible. Such registration rights shall be set forth in a mutually agreeable registration rights agreement which provides for :
(i) up to three demand registrations of at least $30,000,000 of securities each; (ii) payment by Alpharma of all reasonable expenses except underwriting commission; (iii) Alpharma's right to defer registration for up to six months for good corporate purposes; (iv) the selection of mutually acceptable managing underwriters; (v) unlimited piggy-back registration if acceptable to the managing underwriters and not adverse to Alpharma's interest; (vi) non-transferability of the registration rights and (vii) such other terms and conditions as are customary in private placement registration rights agreements. The registration rights agreement shall be prepared and agreed to as promptly as practicable.

     7. Adjustments to Changes in Common Stock. If prior to the Payment Date there occurs (or a record date is established with respect to) a stock split, stock dividend, recapitalization or other event affecting the Common Stock, the New B Shares shall be adjusted in an equitable manner so that Industrier shall be entitled to purchase on the Payment Date the same number of New B Shares and/or other securities as Industrier would have if it had purchased the New B Shares immediately prior to the record date for such action and the shares so purchased had been subject to such action.

     8.     Miscellaneous

          a.     No Third Party Beneficiaries.  This
Agreement shall not confer any rights or remedies upon any person other than the parties and their respective successors and permitted assigns.

          b.     Entire Agreement.  This Agreement
(including the documents referred to herein) constitutes the entire agreement between the parties with respect to the New B Shares and supersedes any prior understandings, agreements, or representations by or among the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

          c. Succession and Assignment. This Agreement shall be binding upon and inure to the benefit of the parties named herein and their respective successors and permitted assigns. Neither Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other party; provided, however, that the Buyer may assign any or all of its rights and interests (but not its obligations) hereunder to Wangs.

          d.     Counterparts.  This Agreement may be
executed in one or more counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

          e. Governing Law. This Agreement shall be governed by and construed in accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of this State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

          f. Amendments and Waivers. No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by each party hereto.
No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.


                             * * *


          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                              ALPHARMA INC.



                              By:

                              Its:


                              A. L. INDUSTRIER AS



                              By:

                              Its:

EXHIBIT 28



Fort Lee, NJ
February 10, 1997

  ALPHARMA BOARD OF DIRECTORS ANNOUNCES NEW EQUITY OFFERING

          Alpharma  Will  Issue  Rights  To  Class  "A"
  Shareholders To Purchase Additional Shares At $16.34 Per
  Share.

          A.  L. Industrier AS Commits To Purchase  1.3
  Million Shares Of Alpharma Class "B" Common Stock At $16.34
  Per Share; Proceeds to Alpharma Over $20 Million

Fort Lee, N.J_February 10, 1997_.Alpharma Inc. (NYSE:ALO) today announced that its Board of Directors has approved equity offerings to its Class A and B Common Stockholders. The Alpharma Board has approved the distribution to its Class A Common Stockholders of special rights (the "Rights") to purchase for $16.34 per share approximately one share of Class A Common Stock for every six shares of Class A Common Stock held by such holders. If all rights are exercised, the proceeds to the company, which will be used for general corporate purposes, will be approximately $34 million.

Alpharma also announced that it has entered into an irrevocable subscription agreement with its parent company
A. L. Industrier AS ("Industrier"), which beneficially owns all of the Class B Common Stock, under which Industrier has committed to purchase 1,273,438 newly issued shares of Alpharma's Class B Common Stock at $16.34 per share, a 25% premium over recent market prices. Total proceeds to Alpharma Inc. of $20.8 million will be used for general corporate purposes.

In approving these transactions, the Board of Directors commented that the equity offering provides Alpharma with additional financial flexibility and added, "The willingness of Alpharma's parent company to purchase over $20 million of new shares at a premium above recent market prices reflects its confidence in the future of our business and the strategies currently underway to improve our long term competitive position and profitability."


The distribution of the Rights will be made with a prospectus (subject to registration with the Securities and Exchange Commission) which is expected to be completed in April. The record date for determining the holders entitled to receive the Rights will be set once the actual date of distribution is determined. Although the details, terms and conditions of the Rights have not been finalized, the Rights will be in the nature of warrants, will be transferable, and are expected to have a term of up to seven months. Industrier's purchase of the Class B Common Stock will occur upon termination of the Rights but is not conditioned upon the exercise of any of the Rights.

Alpharma currently has 13,538,682 shares of Class A Common Stock (listed on the New York Stock Exchange) and 8,226,562 shares of Class B Common Stock outstanding. Assuming the Rights are fully exercised, the new equity issued will maintain the current ownership percentages.

Alpharma also has certain outstanding warrants which are listed on the New York Stock Exchange. These warrants currently provide the right to purchase shares of Class A Common Stock at $21.945 per share prior to January 3, 1999. Upon issuance of the Rights, the exercise price of the outstanding warrants and amount of shares purchasable thereunder will be adjusted pursuant to the governing warrant agreement.

The Company also stated that it expects to report its fourth quarter and year-end 1996 results within the next several weeks. As previously disclosed, the company expects to post a loss from operations and that, to further improve its competitive position, additional charges were taken during the fourth quarter of 1996 as part of a reevaluation of its business practices in its U.S. business units. As final results are in the process of being compiled, the Company indicated that previous estimates may not reflect the total impact of these actions and that the resultant loss will be somewhat higher than anticipated.

"With all of the actions we are taking, our goal is to ensure that during 1997 we have the financial flexibility and operational strength necessary to improve shareholder returns and maximize our performance," said Einar W. Sissener, Chairman of Alpharma Inc.


Alpharma Inc. (NYSE:ALO) is a multinational pharmaceutical company which develops, manufactures and markets specialty generic and propriety human pharmaceutical and animal health products. Alpharma is the largest manufacturer of generic liquid and topical pharmaceuticals in the U.S., has an established and growing market position in finished pharmaceuticals in Europe and the Far East, is a manufacturer of important specialty antibiotics, and is recognized worldwide as a leading provider of animal health feed additives for poultry and livestock, and vaccines for farmed fish.

                             ###



C
o
 .
C
o
n
t
a
c
t
: Diane M. Cady
       Vice President,
Investor Relations
       (201) 947-7774
       (800) 200-9159